UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant

(a)          Resignation of independent registered public accounting firm.

On January 6, 2015, Mercadien, P.C., Certified Public Accountants (“Mercadien”) notified Helios and Matheson Analytics Inc. (the “Company”) of its intention to not stand for reelection as the Company’s independent registered public accounting firm following the completion of the audit of the Company’s financial statements for the year ended December 31, 2014. Mercadien is unable to continue as the Company’s auditor for the 2015 fiscal year because it cannot meet the requirement of Section 10A of the Securities Exchange Act of 1934, as amended (“Section 10A”). If the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit has performed audit services for an issuer in each of the 5 previous fiscal years, Section 10A prohibits the registered public accounting firm from continuing to provide audit services to that issuer. The audit of the Company as of and for the year ended December 31, 2014 will mark completion of the fifth consecutive audit for both the lead and concurring review partner, and Mercadien is unable to rotate a suitable lead and concurring review partner for the 2015 periods.

The reports of Mercadien on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and December 31, 2012 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2013 and December 31, 2012 and through the date of this report, there were no disagreements with Mercadien on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mercadien, would have caused it to make reference thereto in its reports on the Company's financial statements for such periods.

During the Company’s fiscal years ended December 2013 and 2012 and through the date of this report, there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The Company provided Mercadien with a copy of this Current Report on Form 8-K prior to its filing with the Commission and requested that Mercadien furnish a letter addressed to the Securities and Exchange Commission stating whether Mercadien agrees with the statements made by the Company in response to this Item 4.01 and set forth above. [A copy of the letter is attached as an exhibit to this Form 8-K.]

Item 9.01.     Financial Statements and Exhibits

Exhibits

Exhibit 16.1     Letter re: Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2015

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Umesh Ahuja
Umesh Ahuja, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.          Description

Exhibit 16.1          Letter re: Change in Certifying Accountant